UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2013

NIKE, Inc.

(Exact name of registrant as specified in charter)

OREGON	1-10635	93-0584541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE BOWERMAN DRIVE BEAVERTON, OR		97005-6453
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503)671-6453

NO CHANGE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

On April 26, 2013, NIKE, Inc. (the “Company”) completed an underwritten public offering of $500,000,000 aggregate principal amount of 2.250% Notes due 2023 and $500,000,000 aggregate principal amount of 3.625% Notes due 2043 (collectively, the “Notes”). The Notes were offered and sold under a prospectus supplement and related prospectus filed with the United States Securities and Exchange Commission pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-188072).

The terms of the Notes are governed by a base indenture, dated as of April 26, 2013 (the “Base Indenture”), by and between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by a supplemental indenture, dated as of April 26, 2013, by and between the Company and the Trustee (the “Supplemental Indenture”). An affiliate of the Trustee is a lender under the Company’s committed credit facility. The Trustee and its affiliates have also in the past performed, and may continue to perform, cash management, counterparty, financial advisory or other services for the Company, for which they have received, or may receive, customary fees and commissions. In addition, Deutsche Bank Securities Inc., an affiliate of the Trustee, was an underwriter for the offering of the Notes. Copies of the Base Indenture and the Supplemental Indenture, including the form of Notes, the terms of which are incorporated herein by reference, are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

On April 23, 2013, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, relating to the sale by the Company of the Notes. A copy of the Underwriting Agreement, the terms of which are incorporated herein by reference, is attached as Exhibit 1.1 to this Current Report on Form 8-K.

In connection with the filing of the prospectus supplement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of Goodwin Procter LLP, regarding the validity of the securities being registered, and as Exhibit 5.2 to this Current Report on Form 8-K an opinion of John F. Coburn III, Vice President and Secretary of the Company, regarding certain matters of Oregon law.

Item 9.01         Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement, dated April 23, 2013, by and among NIKE, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Indenture, dated as of April 26, 2013, by and between NIKE, Inc. and Deutsche Bank Trust Company Americas, as trustee.

4.2	First Supplemental Indenture, dated as of April 26, 2013, by and between NIKE, Inc. and Deutsche Bank Trust Company Americas, as trustee, including the form of 2.250% Notes due 2023 and 3.625% Notes due 2043.

5.1	Opinion of Goodwin Procter LLP as to the validity of the securities being registered.

5.2	Opinion of John F. Coburn III regarding certain matters of Oregon law.

23.1	Consent of Goodwin Procter LLP (contained in its opinion letter filed as Exhibit 5.1 and incorporated herein by reference).

23.2	Consent of John F. Coburn III (contained in his opinion letter filed as Exhibit 5.2 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIKE, Inc.
(Registrant)

Date: April 26, 2013	By:	/s/ Donald W. Blair
		Name:	Donald W. Blair
		Title:	Chief Financial Officer